April 29, 2015 GT Advanced Technologies Inc. 243 Daniel Webster Highway Merrimack, New Hampshire 03054 Attention: Kanwardev R. Bal, Chief Financial Officer $95,000,000 Debtor-in-Possession Term Loan Facility Second Amendment to Amended and Restated Commitment Letter Ladies and Gentlemen: This Second Amendment to Amended and Restated Commitment Letter (the “Second Amendment”) amends certain provisions in the Amended and Restated Commitment Letter (including the Term Sheet (as defined therein) and the other attachments thereto) dated as of March 17, 2015 by and among GT Advanced Technologies Inc. (“you” or the “Borrower”) and the commitment parties listed on Schedule I thereto (“us”, “we” or the “Commitment Parties”), as amended by the Amendment to Amended and Restated Commitment Letter dated as of April 17, 2015 (the “Existing Commitment Letter”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Existing Commitment Letter, unless the context shall otherwise require. We hereby agree to amend the Existing Commitment Letter as follows: 1. Clause (d) of the last paragraph of the Existing Commitment Letter shall be deleted in its entirety and replaced with the following: “(d) a copy of (i) the DIP Order entered by the Bankruptcy Court, which order shall be in form and substance reasonably satisfactory to the Commitment Parties (and which order shall be in full force and effect and shall not be stayed or modified) and (ii) an order entered by the Bankruptcy Court approving an intercompany agreement between and among the Borrower and certain of its subsidiaries, including GT Advanced Technologies Limited, resolving certain intercompany disputes and/or providing for the allocation of proceeds from the sales of ASF Furnaces and other assets (the “Intercompany Agreement”); provided, that solely to the extent the Intercompany Agreement requires any modification to the terms and conditions of the DIP Facility as set forth in the Term Sheet, such order shall be in form and substance satisfactory to the Commitment Parties, each of (i) and (ii) by no later than June 12, 2015.” 2. The last sentence of the last paragraph of the Existing Commitment Letter shall be deleted in its entirety and replaced with the following: “In addition, the commitment and agreements of the Commitment Parties hereunder shall expire at 5:00 p.m. (New York City time) on June 15, 2015 (the “Termination Date”) unless, prior to that time, the Closing Date shall have occurred and the Debtors shall have paid to the Commitment Parties and the Agent the fees that are

2 specified in this Commitment Letter and the Term Sheet to be due on or prior to the Closing Date.” 3. The Term Sheet attached to the Existing Commitment Letter shall be amended by adding a new section titled “Extension Put Option Premium” immediately after the section titled “Put Option Premium” as follows: “Extension Put Option Premium: 1.04%, 24% of which will be added to the principal amount of the DIP Loans and 76% of which will be paid in cash, fully earned and payable to the Backstop Lenders upon the earlier of (i) the Closing Date and (ii) the termination of the Commitment Letter due to the failure for the Closing to occur as a result of Borrower’s action or inaction (including, without limitation, Borrower’s determination not to enter into the Definitive Financing Documentation or Borrower’s request to modify the terms of the DIP Facility in a manner inconsistent with the Commitment Letter or the Term Sheet) but solely as a result of a material sale of ASF Furnaces prior to the Closing Date. To the extent the Extension Put Option Premium is earned and payable under clause (ii) above, such premium shall be payable entirely in cash. If any Backstop Lender shall fail to fund its commitment under the Commitment Letter upon satisfaction of the conditions precedent set forth therein and the other Backstop Lenders are required to fund the Unfunded Amount (as defined in the Commitment Letter), the Extension Put Option Premium allocated to such defaulting Backstop Lender shall be reallocated to the other Backstop Lenders based on the amount of the Unfunded Amount provided by each such Backstop Lender. For the avoidance of doubt, the Put Option Premium was earned upon entry of the Commitment Letter Order on March 20, 2015.” This Second Amendment will be effective as of the date hereof, subject to the execution and delivery of this Second Amendment by the Borrower and each Commitment Party; provided, that this Second Amendment will terminate and be of no force and effect if a Bankruptcy Court order authorizing the Borrower’s entry into this Second Amendment is not entered by May 12, 2015. Notwithstanding anything contained herein, this Second Amendment (a) is a limited amendment, (b) is effective only with respect to the specific instance and the specific purpose for which it is given, (c) shall not be effective for any other purposes, and (d) does not constitute the basis for a waiver and, except as expressly set forth in the second paragraph of this Second Amendment, does not constitute an amendment of any of the provisions of the Existing Commitment Letter. Except as expressly provided in the second paragraph of this Second

3 Amendment, all of the terms and conditions of the Existing Commitment Letter remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified.

[Signature Page to Commitment Letter] Very truly yours, Whitebox Asymmetric Partners, L.P. By: Whitebox Asymmetric Advisors, LLC its General Partner By: Whitebox Advisors LLC its Managing Member By: /s/Mark Strefling Name: Mark Strefling Title: Chief Operating Officer

[Signature Page to Commitment Letter] Very truly yours, Whitebox Concentrated Convertible Arbitrage Partners L.P. By: Whitebox Concentrated Convertible Arbitrage Advisors, LLC its General Partner By: Whitebox Advisors LLC its Managing Member By: /s/Mark Strefling Name: Mark Strefling Title: Chief Operating Officer

[Signature Page to Commitment Letter] Very truly yours, Whitebox Credit Arbitrage Partners, L.P. By: Whitebox Credit Arbitrage Advisors, LLC its General Partner By: Whitebox Advisors LLC its Managing Member By: /s/Mark Strefling Name: Mark Strefling Title: Chief Operating Officer

[Signature Page to Commitment Letter] Very truly yours, Whitebox Multi-Strategy Partners L.P. By: Whitebox Multi-Strategy Advisors, LLC its General Partner By: Whitebox Advisors LLC its Managing Member By: /s/Mark Strefling Name: Mark Strefling Title: Chief Operating Officer

[Signature Page to Commitment Letter] Very truly yours, Pandora Select Partners, L.P. By: Pandora Select Advisors, LLC its General Partner By: Whitebox Advisors LLC its Managing Member By: /s/Mark Strefling Name: Mark Strefling Title: Chief Operating Officer

[Signature Page to Commitment Letter] Very truly yours, Whitebox Institutional Partners, LP By: Whitebox Advisors LLC; its Managing Member By: /s/Mark Strefling Name: Mark Strefling Title: Chief Operating Officer

[Signature Page to Commitment Letter] Aristeia Capital L.L.C. on behalf of funds managed by it: By: /s/William R. Techar Name: William R. Techar Title: Manager, Aristeia Capital, L.L.C. By: /s/Anthony M. Frascella Anthony M. Frascella Title: Manager, Aristeia Capital, L.L.C.

[Signature Page to Commitment Letter] QPB Holdings Ltd. By: /s/Thomas O’Grady Name: Thomas O’Grady Title: Attorney-In-Fact

[Signature Page to Commitment Letter] WOLVERINE FLAGSHIP FUND TRADING LIMITED By: Wolverine Asset Management, LLC, its Investment Manager By: /s/Andy Sudjak Name: Andy Sudjak Title: Authorized Signatory

[Signature Page to Commitment Letter] JEFFERIES LLC By: /s/Paul J. Loomis Name: Paul J. Loomis Title: Managing Director

[Signature Page to Commitment Letter] PINE RIVER FIXED INCOME MASTER FUND LTD. By: Pine River Capital Management L.P. Its: Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer PINE RIVER DEERWOOD FUND LTD. By: Pine River Capital Management L.P. Its: Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer PINE RIVER CONVERTIBLES MASTER FUND LTD. By: Pine River Capital Management L.P. Its: Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer PINE RIVER MASTER FUND LTD. By: Pine River Capital Management L.P. Its: Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer

[Signature Page to Commitment Letter] Very truly yours, AQR Opportunistic Premium Offshore Fund, L.P. By: AQR Capital Management, LLC, as Investment Manager By: /s/Brendan R. Kalb Name: Brendan R. Kalb Title: Managing Director, General Counsel, & Authorized Signatory

[Signature Page to Commitment Letter] Very truly yours, AQR Funds – AQR Diversified Arbitrage Fund By: /s/Brendan R. Kalb Name: Brendan R. Kalb Title: Executive Vice President, Secretary, & Authorized Signatory

[Signature Page to Commitment Letter] Very truly yours, Hare & Co. o/b/o Advanced Series Trust – AST Academic Strategies Asset Allocation Portfolio By: AQR Capital Management, LLC, as Investment Manager, solely o/b/o its Diversified Arbitrage Investment Sleeve By: /s/Brendan R. Kalb Name: Brendan R. Kalb Title: Managing Director, General Counsel, & Authorized Signatory

[Signature Page to Commitment Letter] Advantage Opportunities Fund, L.P. By: Advantage Capital Management LLC, its Investment Manager By: /s/Irvin Schlussel Name: Irvin Schlussel Title: Managing Partner

[Signature Page to Commitment Letter] New Generation Turnaround Fund (Bermuda) LP By: /s/Carl E. Owens III Name: Carl E. Owens III Title: Vice President of the General Partner

[Signature Page to Commitment Letter] Brandytrust Multi-Strategy NGA LLC By: /s/Carl E. Owens III Name: Carl E. Owens III Title: Vice President of the Investment Manager

[Signature Page to Commitment Letter] Permal New Generation Turnaround Fund Ltd. By: /s/Carl E. Owens III Name: Carl E. Owens III Title: Vice President of the Investment Manager

[Signature Page to Commitment Letter] Sciens Group Alternative Strategies PCC Limited acting in respect of its Olive Zeta Cell By: /s/Carl E. Owens III Name: Carl E. Owens III Title: Vice President of the Investment Manager

[Signature Page to Commitment Letter] New Generation Limited Partnership By: /s/Carl E. Owens III Name: Carl E. Owens III Title: Vice President of the General Partner

[Signature Page to Commitment Letter] Latigo Ultra Master Fund, Ltd Latigo Advisors Master Fund, Ltd Crown Managed Accounts SPC acting for and on behalf of Crown/Latigo Segregated portfolio By: Latigo Partners LP By: /s/Scott McCabe Name: Scott McCabe Title: Authorized Signatory Latigo Partners MA2, L.P. By: Latigo GP LLC By: /s/Scott McCabe Name: Scott McCabe Title: Authorized Signatory

[Signature Page to Commitment Letter] GT Advanced Technologies, Inc. By: /s/Hoil Kim Name: Hoil Kim Title: Vice President, Chief Administrative Officer and General Counsel